UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2016

NACCO INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 220

Cleveland, OH 44124-4069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 229-5151

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 15, 2016, NACCO Industries, Inc. (the “Company”) posted on its website, www.nacco.com, an updated investor presentation. A copy of the presentation is attached as Exhibit 99 hereto.

Item 7.01	Regulation FD Disclosure.

The information disclosed above under Item 2.02 with respect to the investor presentation is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99, is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99	NACCO Industries, Inc. Investor Presentation, dated April 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

Date: April 15, 2016

/s/ Elizabeth I. Loveman
	Name:	Elizabeth I. Loveman
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	NACCO Industries, Inc. Investor Presentation, dated April 15, 2016